UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2010

TechniScan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-143236	27-1093363
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3216 South Highland Drive, Suite 200, Salt Lake City, Utah	84106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 521-0444

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 29, 2010, Kenneth G. Hungerford II (“Hungerford”) purchased a senior secured convertible promissory note (“Note”) from TechniScan, Inc., a Delaware corporation ( the “Company,” “our” “we” “us”), in the amount of $50,000.  As part of the purchase of the Note, Hungerford received common stock purchase warrant (“Warrant”) to purchase 18,657 shares of our common stock.  The Note and Warrant have the same material terms as the amended senior secured convertible promissory notes and the amended common stock purchase warrants, respectively, we issued pursuant to a Note and Warrant Purchase Agreement and other investment documents in connection with our private debt offering described in our Current Reports on Form 8-K filed with the SEC on April 5, 2010, May 14, 2010, May 25, 2010, October 1, 2010, October 12, 2010, October 19, 2010, November 3, 2010 and November 18, 2010.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The offering of the Note and the Warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an “accredited investor” within the meaning of Rule 501 of Regulation D. The recipient(s) of our securities took them for investment purposes without a view to distribution.  Furthermore, they had access to information concerning our Company and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

Item 8.01 Other Events.

On November 30, 2010, Ken G. Hungerford II resigned from his position as Chairman of the Board.  Mr. Hungerford will remain a Director on the Board and a member of the Executive Committee.  On the same day, the Board elected Joseph W. Pepper, Ph.D. to serve as Chairman of the Board.  Dr. Pepper will become a member of the Executive Committee, and will remain a member of the Audit Committee. Dr. Pepper has been a member of our Board since December 2009.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Form of Senior Secured Convertible Promissory Note of TechniScan. Inc.
Exhibit 10.2	Form of Common Stock Purchase Warrant of TechniScan, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechniScan, Inc.

December 3, 2010	By:	Steven K. Passey
Name: Steven K. Passey
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Senior Secured Convertible Promissory Note of TechniScan. Inc.
10.2	Form of Common Stock Purchase Warrant of TechniScan, Inc.